UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  ===========
                                    FORM 8-K
                                  ===========

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2005

                                  ============

                         Commission file number 00-27323

             (Exact name of registrant as specified in its charter)


           Nevada                      000-27323                 88-0429812
(State of other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                   100 Market Street, Venice, California 90291
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (310) 450-3257

                                 Not Applicable
          (Former name or former address, if changed since last report)
           -----------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

 |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425). |_| Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12) |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 29, 2005, we entered into a Stock Purchase and Strategic Alliance Agreement (" Agreement") with InfoSpan Inc, a private California corporation in the business of creating and operating call centers and technology centers as well of technology and training institutes in various parts of the world, including Mexico and Pakistan.

         We received 20% of 100% of the issued and outstanding shares of common stock of InfoSpan's Mexican operating corporation and assigned to InfoSpan 100% of the shares of ASI Punto De Pago, S.A. the Mexican corporation which we utilized to deliver funds remitted to Mexico from the United States, a company which operated without the intent to generate profits since it simply collected funds and delivered those funds to payout sites in Mexico. We also received 15% of 100% of the issued and outstanding shares of the common stock of InfoSpan's operating company in Pakistan.

         Under the terms of the Alliance portion of the Agreement, the parties agreed to use commercially reasonable efforts to integrate the No Borders Business and No Borders Platform into the InfoSpan Business in any jurisdiction or market worldwide that InfoSpan commences the establishment of InfoSpan call and technology centers, including Dubai, and to use commercially reasonable efforts to incorporate a new entity under the laws of the jurisdiction where the new call and technology centers are established. Upon the formation of each entity, the intial capitalization of the entity will be allocated; 85% of the outstanding capital stock of the entity to InfoSpan and 15% of the outstanding capital stock to No Borders.. InfoSpan will contribute to each applicable entity facilities, know-how, equipment, software and ongoing support necessary to maintain such contributions , and No Borders will contribute to the each applicable entity, know-how, equipment, software, including the No Borders Platform for use by each entity's business within the entity's applicable jurisdiction. . These contributions and intended future technology enhancements, including enhancements to No Borders existing proprietary Stored Value Card Platform, will be the property of each applicable entity or utility by such entity solely in connection with the business of the entity within the entity's jurisdiction, it being agreed that each entity will not have the right to license the contibutions for use outside of the entity's applicable jurisdiction so as to eliminate any possible competition with No Borders, InfoSpan and other entities in other jurisdictions.. The parties agreed to create business plans for each entity formed so as to attract capital and appropriate financial and strategic partners in the particular jurisdiction. These partners are intended to include international banking institutions. The capital provided each entity will be used for the benefit of the applicable entity, and for the benefit of InfoSpan and No Borders.

         Under the terms of the Alliance Agreement, InfoSpan has the right of first refusal to acquire any portion of our interest in the new entities which we may wish to sell in the future.

         The parties acknowledged that the value of InfoSpan Mexico's corporation and business, its call centers in Mexico City, Mexico and in Zacatecas, Mexico, land grants and other government incentives from various Mexican governmental agencies and groups, the hardware and software and management systems as well as other assets necessary to operate the InfoSpan Mexico business equals $20,000,000. and that the value of InfoSpan's Pakistan Business equals $23,000 000 based on government incentives and technology platform components including the switch, ACD, IVR, CTI, CMS and other hardware and software and system components in place to accommodate several call centers, and based on third party investments in InfoSpan's Pakistan business. The values set forth in the Agreement were not based on certified appraisals. The parties further acknowledged that based on the equity trading on the OTC market, the value of No Borders was approximately $7,000,000.

         In exchange for the foregoing, we issued to InfoSpan 25,945,339 shares of our common stock. The shares are subject to the restrictions of Rule 144 and no demand or piggyback registration rights were granted to InfoSpan under the terms of the Agreement. We agreed to use our reasonable efforts to increase the number of our Board of Directors to five members and to allow InfoSpan to designate up to two members of the five member board. We further agreed to obtain D & O insuranance for our officers and directors. And InfoSpan agreed to provide us with the services of their senior management personnel such as their CFO and CTO if we so wished so as to add to our senior management staff in a cost efficient manner






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ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

NOT APPLICABLE


ITEM  3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

         See Item 1.01 above.
         The parties intended the above issuance of shares to InfoSpan to be exempt from the registration requirements under the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act. No Borders reliance upon this exemption is predicated in part upon InfoSpan's representations as set forth in the Agreement. InfoSpan represented that it is acquiring the shares for investment purposes only and not with a view to, or the sale in connection with, a distribution, as that term is used in Section 2(11) of the Act or any state securities laws. InfoSpan further represented that (a) it does not constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and (b) it is not acquiring the Shares as part of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended InfoSpan also represented that it was knowledgeable, sophisticated and experienced in making investment decisions of this kind and received adequate information about No Borders, or had adequate access to information about us.

An appropriate legend was affixed to the certificate representing the shares so issued.debenture and warrant issued in the private placement. Each investor represented that it was knowledgeable, sophisticated and experienced in making investment decisions of this kind and received adequate information about No Borders, or had adequate access to information about us.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial Statements of Businesses Acquired.

               Not applicable.

         (b)   Pro Forma Financial Information.

               Not applicable.

         (c)   Shell Company Transactions.

               Not applicable.

         (d) Exhibits. The Agreement and Schedules to the Agreement are not included and shall be filed as Exhibits to the Form 10Q we shall file for the quarterly period ending September 30, 2005





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NO BORDERS, INC.


Date: October 4, 2005                  By:      /s/ ROBERT M. ROSENFELD
                                                -------------------------------
                                                Robert M. Rosenfeld
                                                Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit
Number      Description
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  99.1      Press Release issued September 9, 2005